UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 11, 2022

Date of report (Date of earliest event reported)

NUVERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-3024	41-0440990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 North Minnesota Street

New Ulm, MN 56073

(Address of principal executive offices, including zip code)

(507) 354-4111

(Registrant's telephone number, including area code)

Securities Registered Pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or  Rule 12b-2 of the Securities Exchange Act of 1934 (§230.12b-2 of this chapter).        Emerging growth company     Yes ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Grant of Awards to Named Executive Officers under the Nuvera Communications, Inc. 2017 Omnibus Stock Plan

In its definitive proxy statement dated April 4, 2022 for its 2022 annual meeting of shareholders to be held on May 26, 2022, filed with the Securities and Exchange Commission on April 6, 2022, Nuvera Communications, Inc. (“Nuvera or the “Company”) disclosed that on March 31, 2022, the Company’s Board of Directors and Compensation Committee authorized the issuance of Non-Qualified Stock Options (“NQSOs” or “Options”) as Awards to Named Executive Officers under the 2017 Omnibus Stock Plan (“2017 Plan”), but had not yet completed the Black-Scholes analysis necessary to determine the value of the Options to be granted and therefore the number of Options to granted.

On April 11, 2022, the Board of Directors and Compensation Committee completed its analysis. The following language supplements and updates the proxy statement disclosure:

The number of Options awarded was computed as a percentage of the Named Executive Officer’s Base Salary using a Black-Scholes formula that used the closing price of Company common stock of $21.70 on March 31, 2022, as well as other applicable Black-Scholes inputs. The Company will describe these inputs in future SEC filings. Since the Board of Directors and Compensation  Committee did not take final action until April 11, 2022, and the Options were not actually issued until April 11, 2022, the Board and Compensation Committee decided that April 11, 2022 would be the appropriate date to use for Option pricing and vesting. Accordingly, the Options are dated April 11, 2022, have an exercise price equal to the closing price of Company common stock of $21.20 on April 11, 2022 and will vest one-third on each of April 11, 2023, 2024 and 2025.

The  table below set forth the percentage of Named Executive Officer’s Base Salary to be issued in the form of Options, the dollar value of the Options granted and the number of Options  granted.

2022 NQSO Grants under Long Term Incentive Plan

Named Executive Officer	Value of NQSO as a percentage of Base Salary (%)	Dollar Value of NQSO ($)	Number of NQSO (#)
Glen H. Zerbe	55.0	$165,000	50,926
Barbara A.J. Bornhoft	25.0	$57,500	17,747
Curtis O. Kawlewski	25.0	$57,500	17,747

Section 9 - Financial Statements and Exhibits

d) Exhibits

Exhibit No.	Description
10.1	Form of Nuvera Communications, Inc. Non-Qualified Stock Option Agreement*

*Indicates Compensatory Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2022	Nuvera Communications, Inc.

	By:	/s/Curtis Kawlewski
Curtis Kawlewski
	Its:	Chief Financial Officer

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